UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERACTIVE DATA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice of Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders

INTERACTIVE DATA CORPORATION

To Be Held On:

May 20, 2009 at 10:00 a.m. (Eastern time)

at the Four Seasons Hotel, 200 Boylston Street, Boston, MA 02116

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 11, 2009.

Please visit www.interactivedata.com/annualmeeting, where the following materials are available for view:

• Notice of 2009 Annual Meeting of Stockholders
• Proxy Statement
• Form of Proxy Card
• 2008 Annual Report on Form 10-K
TO REQUEST MATERIALS:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. (Eastern Time) on May 19, 2009.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the hotel, please call the hotel at 617-338-4400
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a proxy card by following the instructions above.

1.	Elect the director nominees listed below for one year terms as set forth in the proxy statement:		2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ended December 31, 2009.
	NOMINEES:	Raymond L. D’Arcy
		Myra R. Drucker	3.	Approve our 2009 Long-Term Incentive Plan.
		Rona A. Fairhead
		Donald P. Greenberg
		Caspar J.A. Hobbs	4.	In their discretion on any other matters as may properly come before the meeting or any adjournment or postponement thereof.
		Philip J. Hoffman
		Robert C. Lamb, Jr.

Please note that you cannot use this notice to vote by mail.